Dividends	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Dividends
31.	DIVIDENDS

Pursuant to a resolution passed at the Board of Directors’ meeting on March 19, 2019, a final dividend of equivalent to HK$0.125 per share totaling approximately RMB8,629 for the year ended December 31, 2018 was proposed for shareholders’ approval at the Annual General Meeting. The dividend has not been provided for in the consolidated financial statements for the year ended December 31, 2018.

Pursuant to the shareholders’ approval at the Annual General Meeting held on May 28, 2018, a final dividend of RMB0.093512 (equivalent to HK$0.115) per share totaling RMB7,568 in respect of the year ended December 31, 2017 was declared, and paid on July 27, 2018.

Pursuant to the shareholders’ approval at the Annual General Meeting held on May 23, 2017, a final dividend of RMB0.093043 (equivalent to HK$0.105) per share totaling RMB7,530 in respect of the year ended December 31, 2016 was declared and paid on July 21, 2017.